SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             December 10, 2001
                                                           ---------------------


                           ACCUIMAGE DIAGNOSTICS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


         000-26555                                      33-0713615
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   Commission File Number                   (I.R.S. Employer Identification No.)


         400 Grandview Drive, South San Francisco, California      94080-4920
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                (Address of Principal Executive Office)             Zip Code


                                 (650) 875-0192
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.   OTHER EVENTS.

On December 10, 2001, the Registrant entered into a Stock Purchase Agreement with several investors pursuant to which the Registrant, subject to the terms and conditions set forth therein, raised $999,999.92 in cash through a private equity offering of 11,904,761 shares of restricted Common Stock.

The sale of these securities was not registered under the Securities Act of 1933, as amended and was exempt from the registration requirements thereunder pursuant to Section 4(2) thereof.

Copies of the form of the Stock Purchase Agreement is filed as an exhibit hereto and is hereby incorporated by reference.


(c) Exhibits

Exhibit No.                         Description
----------                          -----------
   99.1 Form of Stock Purchase Agreement entered into between Accuimage Diagnostics Corp and several investors.

   99.2         Press Release dated December 10, 2001.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                              ACCUIMAGE DIAGNOSTICS CORP.


Date:  December 21, 2001                      By:  /s/ Leon Kaufman
       -----------------                        --------------------------------
                                                 Leon Kaufman
                                                 Chief Executive Officer